UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2012
(Date of the earliest event reported)

Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059
(Address of principal executive offices) (Zip Code)

661-723-7723
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2012, Dr. Richard Weiss, outside director, resigned from Simulations Plus, Inc., a California corporation (the "Company"), effective as of February 29, 2012.  Dr. Weiss decided to retire.

On February 29, 2012, the Company Board of Directors appointed Dr. David Ralph to the Company Board of Directors effective as of March 1, 2012.  He is a Professor of Marketing at Pepperdine University.

Dr. Ralph will receive the same compensation as other non-employee Company directors, consisting of:
•	An annual stipend of $5,000 per year
•	4,000 options for shares of common stock per year
•	$1,000 per board meeting

The Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the Company’s standard indemnification agreement.

Item 7.01	Regulation FD Disclosure

On March 1, 2012, the Company issued a press release announcing Dr. Weiss’s departure and Dr. Ralph’s appointment.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.  Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

Item 9.01            Financial Statements and Exhibits

(c)           Exhibits
99.1	Press release issued on March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: March 1, 2012	By:	/s/ Momoko Beran
Momoko Beran
Chief Financial Officer